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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                    September 30, 1994 (September 30, 1994)



                             TORCHMARK CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8052                   63-0780404
    (State or other              (Commission               (IRS employer
    jurisdiction of              file number)           identification no.)
    incorporation)


              2001 Third Avenue South, Birmingham, Alabama 35233
              (Address of principal executive offices) (Zip code)


              Registrant's telephone number, including area code:
                                (205) 325-4200






 Page 1 of __ sequentially numbered pages. The Index to Exhibits is located on sequentially numbered page 2.

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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


    (c)  Exhibits.

         1. Torchmark Capital L.L.C. Underwriting Agreement Standard Provisions (Preferred Securities), dated September 30, 1994.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TORCHMARK CORPORATION


Date:  September 30, 1994              By:  /s/ Carol A. McCoy
                                           ------------------------------
                                       Name:   Carol A. McCoy
                                             ----------------------------
                                       Title:   Secretary
                                              ---------------------------

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